UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 26, 2022
Date of Report (Date of earliest event reported)
DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35721		45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

7102 Commerce Way	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	DKL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
                                                     ☐

Explanatory Note

On June 1, 2022, DKL Delaware Gathering, LLC, a subsidiary of Delek Logistics Partners, LP (the “Partnership”), completed the acquisition (the “3 Bear Acquisition”) of 100% of the limited liability company interests in 3 Bear Delaware Holding – NM, LLC (“3 Bear”).

This Amendment No. 1 on Form 8-K/A is being filed by the Partnership to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2022 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Report, including the required financial statements of 3 Bear and the required pro forma financial information. Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The historical audited consolidated financial statements of 3 Bear as of December 31, 2021 (Successor) and December 31, 2020 (Predecessor) and for the periods from March 23, 2021 to December 31, 2021 (Successor) and January 1, 2021 to March 22, 2021 (Predecessor) and for the year ended December 31, 2020 (Predecessor), and the related notes thereto, together with the report of BDO USA, LLP, independent auditors, concerning those financial statements and related notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The historical unaudited consolidated financial statements of 3 Bear as of March 31, 2022 (Successor) and for the three months ended March 31, 2022 (Successor) and for the periods from March 23, 2021 through March 31, 2021 (Successor) and January 1, 2021 through March 22, 2021 (Predecessor), and the related notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated combined balance sheet of the Partnership and 3 Bear as of March 31, 2022, the unaudited pro forma condensed consolidated combined statements of income of the Partnership and 3 Bear for the year ended December 31, 2021 and for the three months ended March 31, 2022, and the related notes thereto, giving effect to the 3 Bear Acquisition, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

23.1	Consent of BDO USA, LLP.

99.1
Audited consolidated financial statements of 3 Bear as of December 31, 2021 (Successor) and December 31, 2020 (Predecessor) and for the periods from March 23, 2021 to December 31, 2021 (Successor) and January 1, 2021 to March 22, 2021 (Predecessor) and for the year ended December 31, 2020 (Predecessor).

99.2
Unaudited consolidated financial statements of 3 Bear as of March 31, 2022 (Successor) and for the three months ended March 31, 2022 (Successor) and for the periods from March 23, 2021 through March 31, 2021 (Successor) and January 1, 2021 through March 22, 2021 (Predecessor).

Pro Forma
99.3
Unaudited pro forma condensed consolidated combined financial information of the Partnership and 3 Bear as of March 31, 2022 and for the year ended December 31, 2021 and for the three months ended March 31, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2022	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)